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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                        DATE OF REPORT: FEBRUARY 15, 2000



                         CHECKFREE HOLDINGS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




           Delaware                      0-26802                58-2360335
-------------------------------   ---------------------   ----------------------
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NO.)       (IRS EMPLOYER
 INCORPORATION OR ORGANIZATION)                           IDENTIFICATION NUMBER)


                           4411 East Jones Bridge Road
                             Norcross, Georgia 30092
                                 (678) 375-3387
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)



                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 5.  OTHER EVENTS.

         On February 15, 2000, CheckFree Holdings Corporation, a Delaware corporation ("CheckFree"), announced that it had entered into a definitive merger agreement with Transpoint LLC, an entity owned by Microsoft, First Data and Citibank.

         CheckFree's press release issued February 15, 2000 regarding the merger is attached as an exhibit to this report and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

             Exhibit No.                        Description

                 99 Press release of CheckFree Holdings Corporation issued February 15, 2000, regarding the merger.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CHECKFREE CORPORATION

Dated:  February 16, 2000              By:  /s/ Allen L. Shulman
                                          --------------------------------------
                                             Allen L. Shulman, Senior Vice
                                             President, Chief Financial Officer
                                             and General Counsel

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                                  EXHIBIT INDEX


             Exhibit No.                             Description

                 99 Press release of CheckFree Holdings Corporation issued February 15, 2000, regarding the merger.

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